UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 25, 2023, PennyMac Mortgage Investment Trust (the “Company”), through two of its indirect, wholly owned subsidiaries, PMT ISSUER TRUST - FMSR (“Issuer Trust”) and PennyMac Corp. (“PMC”), entered into a syndicated series of term notes (the “Series 2023-FTL1 Loan”), as part of the structured finance transaction that PMC uses to finance Fannie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) a Series 2023-FTL1 Indenture Supplement and Loan Agreement by and among Issuer Trust, as issuer, PMC, as administrator and servicer, Citibank, N.A., as indenture trustee (“Citibank”), calculation agent, paying agent and securities intermediary, Atlas Securitized Products, L.P., as administrative agent (“ASP”), and the syndicated lenders party thereto (the “Series 2023-FTL1 Loan Agreement”), related to the servicing spread, and (ii) an amendment no. 6, dated as of May 25, 2023, (the “Indenture Amendment”) to the base indenture, dated as of December 20, 2017 (the “Base Indenture”), by and among Issuer Trust, Citibank, as indenture trustee, calculation agent, paying agent and securities intermediary, PMC, as the servicer and administrator, and ASP, as administrative agent by assignment from Credit Suisse First Boston Mortgage Capital LLC. The initial 5-year term of the Series 2023-FTL1 Loan is set to expire on May 25, 2028, unless the Company exercises a one-year optional extension.

The Series 2023-FTL1 Loan provides more financing for Fannie Mae mortgage servicing rights and related excess servicing spread in addition to (i) the previously issued Series 2018-FT1, Series 2021-FT1 and Series 2022-FT1 term notes (the “Term Notes”), and (ii) that certain Amended and Restated Series 2017-VF1 Master Repurchase Agreement by and among PMC, as seller, ASP, as administrative agent to the buyers, Nexera Holding LLC, as an assignee buyer, and Citibank, N.A., as a buyer (“Citibank Buyer”), dated June 29, 2018 (the “Syndicated FMSR Servicing Spread Agreement”).

The initial note balance of the Series 2023-FTL1 Loan is $155 million. During the term of the loan, PMC is required to repay the syndicated lenders monthly for accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate).

The Series 2023-FTL1 Loan Agreement requires that PMC and the Issuer Trust make certain representations, warranties and covenants customary for this type of transaction. The Series 2023-FTL1 Loan Agreement also contains certain advance rate reduction events, early amortization events, and scheduled principal payment events (subject to certain thresholds) that would require the Issuer Trust to make early payments of principal on the Series 2023-FTL1 Loan. In addition, the Base Indenture contains margin call provisions and events of default (subject to certain materiality thresholds and grace periods) that apply to the Series 2023-FTL1 Loan, including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the Series 2023-FTL1 Loan Agreement. The Series 2023-FTL1 Loan ranks pari passu with the Term Notes and the Syndicated FMSR Servicing Spread Agreement.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) Series 2023-FTL1 Loan Agreement and Indenture Amendment, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, (ii) the full text of the Joint Assignment, Assumption and Amendment No. 7 to the Series 2017-VF1 Repurchase Agreement, Amendment No. 1 to the Series 2017-VFI Pricing Side Letter, Amendment No. 3 to the Series 2017-VF1 Side Letter Agreement and Amendment No. 1 to the VFN Repo Guaranty, as filed in the Company’s Form 8-K on March 17, 2023 as Exhibit 10.2, (iii) the full text of Amendment No. 5, dated as of June 28, 2022, to the Base Indenture as filed in the Company’s Form 8-K on July 5, 2022 as Exhibit 10.1 (iv) the full text of Amendment No. 4, dated as of March 30, 2021, to the Base Indenture as filed in the Company’s Form 8-K on March 31, 2021 as Exhibit 10.1; (v) the full text of Amendment No. 3, dated as of October 20, 2020, to the Base Indenture as filed in the Company’s Form 10-Q on November 6, 2020 as Exhibit 10.6; (vi) the full text of Amendment No. 2, dated as of July 31, 2020, to the Base Indenture as filed in the Company’s Form 10-Q on August 7, 2020 as Exhibit 10.7; (vii) the full text of Amendment No. 1, dated as of April 25, 2018, to the Base

Indenture as filed in the Company’s Form 8-K on April 30, 2018 as Exhibit 10.1; (viii) the full text of the Base Indenture, dated as of December 20, 2017, which has been filed with the Company’s Form 8-K as filed with the SEC on December 27, 2017 as Exhibit 10.1, (ix) the full text of the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among PennyMac Corp., as Seller, Credit Suisse AG, Cayman Island Branch, as Buyer, and Credit Suisse First Boston Mortgage Capital, LLC, as administrative agent, which has been filed with the Company’s Form 8-K as filed with the SEC on July 6, 2018 as Exhibit 10.1, and (x) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 ^	Series 2023-FTL1 Indenture Supplement and Loan Agreement, dated as of May 25, 2023, by and among PMT ISSUER TRUST - FMSR, Citibank, N.A., PennyMac Corp., Atlas Securitized Products, L.P., and the syndicated lenders party thereto

10.2 ^	Amendment No. 6 to the Base Indenture, dated as of May 25, 2023, by and among PMT ISSUER TRUST – FMSR, Citibank, N.A., PennyMac Corp. and Atlas Securitized Products, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Portions of the exhibit have been redacted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: June 1, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer